UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 1 to
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 16, 2011

TODA INTERNATIONAL HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Cayman Island	000-52346	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Dalian TOFA New Materials Development Co, Ltd. No. 18-2-401 Gangjing Garden, Dandong Street, Zhongshan District Dalian, Liaoning Province People’s Republic of China	116001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +86 (411) 8278-9758

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On December 19, 2011, TODA International Holdings Inc. (the “Company”) filed its original Current Report on Form 8-K to report the events contained herein. As of the date hereof, this Amendment No. 1 is being filed to (i) expand the facts underlying certain statements herein and (ii) quantify the impact of this correction on the Company’s balance sheet and statements of operations as of and for the period ended December 31, 2010.

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

TODA International Holdings Inc. (the “Company”) will restate its financial statements as of and for the year ended December 31, 2010 contained in Exhibit 99.1 of Amendment No. 4 to the Company’s Current Report on Form 8-K/A filed with the Securities and Exchange Commission on September 30, 2011 (the “Form 8-K/A”), to (1) correctly include financial information relating to Apex Wealth Holdings Limited, a Hong Kong limited liability company incorporated on February 12, 2010 (“Apex Wealth”), and Dalian Xinding New Materials Technology Consultancy Co., Ltd., a wholly-owned foreign enterprise incorporated in China (“Dalian Xinding”), in the consolidated presentation of its financial statements as of and for the year ended December 31, 2010 and (2) reclassify (a) a portion of the Company’s cash from “cash and cash equivalents” to “restricted cash” and (b) the cost related to the sales of  scrap raw material from “selling and distribution expenses” to “other income (expense)”, in each case for the year ended December 31, 2010 to conform with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB US”), generally accepted accounting principles (“US GAAP”) and SEC rules and regulations.

Specifically:

•
under US GAAP, the consolidated financial statements of Victor Score filed in the Form 8-K/A should have included the accounts of Victor Score’s wholly-owned subsidiary, Apex Wealth, and Dalian Xinding, Apex Wealth’s wholly-owned subsidiary, since Victor Score directly or indirectly owned these entities at December 31, 2010;

The following financial statement line items were affected by the restatement to include the financial statements for Apex Wealth and Dalian Xinding in the consolidated financial statements as of and for the year ended December 31, 2010 :

Balance sheet as of December 31, 2010

Effect of change
Increase/(Decrease)
Cash	$48,190
Prepaid expenses and other current assets	219,633
Total current assets	267,823
Total assets	267,823
Accrued liabilities and other payables	415,545
Total liabilities	415,545
Additional paid-in capital	50,000
Retained earnings	(200,093)
Other comprehensive income	2,371
Total stockholders' equity	(147,722)

Total liabilities & stockholders’ equity	267,823

Statement of Operations for the year ended December 31, 2010
Effect of change
Increase/(Decrease)

Administrative and other expenses	$200,093
Total operating expenses	200,093
Operating income	(200,093)

Net income	(200,093)

•
With respect to the reclassification of certain cash to “restricted cash” – the Company determined that cash of $1,266,667 that was originally included in “cash and cash equivalents” was held in custody by the issuing bank of a letter of credit and can only be used as collateral thereunder.  As a result, this cash is restricted as to withdrawal or use and is being reclassified as “restricted cash” in the restated audited financial statements.

•
With respect to the reclassification of the cost related to the sales of scrap raw material from “selling and distribution expenses” to “other income (expense)” – the processing and sale of scrap metal is not within the business scope of TOFA or Tongda and under US GAAP, the revenue derived from the sale of scrap raw material should not be, and is not, included in sales of product; likewise, the cost associated with such scrap raw material sale should not be included in “cost of sales”.  In the original audited financial statements, the cost of scrap raw material ($862,816) had been included in “selling and distribution expenses.”  The Company has determined that this amount should be netted off against the revenue of scrap raw material of $926,426, which account included this amount in the original audited financial statements.  As the net income from the sale of scrap raw material ($63,610) is less than 5% of operating income, the Company is not required to disclose it separately but will include it in “other income (expense).”

As a result of the inclusion of the financials of Apex Wealth and Dalian Xinding in the consolidated financial statements and the reclassifications, the following previously reported financial information will be impacted: (i) current assets, liabilities and stockholders’ equity on the Company’s consolidated balance sheet at December 31, 2010; (ii) net income and earnings per share in the Company’s consolidated statement of operations and other comprehensive income for the year ended December 31, 2010; (iii) the Company’s consolidated statement of changes in owners’ equity for the year ended December 31, 2010; and net cash provided by operating activities and financing activities in the Company’s consolidated statement of cash flow for the year ended December 31, 2010, all as previously reported in the Company’s Form 8-K/A.

The restatement will be reflected in a revised Exhibit 99.1 to Amendment No. 6 to the Company’s Form 8-K/A to be filed with the Commission within the next several days.  The purpose of the revision of Exhibit 99.1 to this amendment will be to (i) correctly include the financial statements for Apex Wealth and Dalian Xinding in the consolidated financial statements as of and for the year ended December 31, 2010 and (ii) reclassify (a) a portion of the Company’s cash from “cash and cash equivalents” to “restricted cash” and (b) the cost related to the sales of raw material from “selling and distribution expenses” to “other income (expense)”, in each case for the year ended December 31, 2010 to conform with the standards of the PCAOB US as set forth above.

On December 16, 2011, authorized officers of the Company concluded that such financial statements as of and for the year ended December 31, 2010 included in the Company’s Form 8-K/A should no longer be relied upon.  The Company’s revisions were identified as a result of a comparison of the financial statements included in the Form 8-K/A with the financial statements in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2011 filed on November 14, 2011.

Authorized officers of the Company have discussed the matters described in this Current Report on Form 8-K with UHY Vocation HK CPA Limited, the Company’s current independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment to Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

TODA INTERNATIONAL HOLDINGS INC.

Date: December 28, 2011	By:	/s/ Chuan-Tao Zheng
Chuan-Tao Zheng
President and Chief Executive Officer